UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05719

BNY Mellon Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Stock Index Fund, Inc.

SEMIANNUAL REPORT June 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Stock Index Fund, Inc.’s Initial Shares produced a total return of 15.13%, and its Service Shares produced a total return of 14.98%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 15.25% for the same period.2,3

U.S. equities posted strong gains over the reporting period as COVID-19 restrictions were eased, and previously stricken segments of the economy began to recover. Large-cap stocks generally underperformed their small- and mid-cap counterparts. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index. The fund may also use stock index futures contracts, whose performance is tied to the Index, or invest in exchange-traded funds, typically when the fund’s available cash balances cannot otherwise be efficiently or effectively invested directly.

Equities Gain as the Pandemic Wanes

Stocks gained ground as the coronavirus pandemic showed signs of easing during the first quarter of 2021. Although fresh lockdowns were enforced across several major economies, the accelerating rollout of COVID-19 vaccination programs and the promising results witnessed in the countries most advanced in this process bolstered the risk appetite of investors and encouraged them to discount wider economic reopening expected later in 2021. Among equities, strength shifted from momentum to value as investors once again took notice of quality and fundamentals rather than seeking growth at any price. Cyclical sectors saw the greatest gains, with energy stocks rising sharply on increasing oil and gas prices. By contrast, the influence of monetary accommodation, which undoubtedly provided critical support for financial asset prices, took a somewhat different turn. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the prior 12 months. This contributed to a sharp rise in government bond yields during the review period, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program to underpin and accelerate the U.S. recovery while also encompassing more strategic goals.

U.S. equity markets proceeded to deliver another quarter of gains from April through June 2021, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs were paving the way for a full reopening of economies. Investors shifted focus back to growth over value without abandoning their renewed appreciation for company fundamentals. The inflation debate remained a high-profile and contentious issue, with a series of elevated data points prompting many to question the narrative that this phase would be transitory. The inextricable linkage between interest rates and the direction of monetary policy further affected investor sentiment. Significantly, the two brief bouts of equity market weakness experienced during the review period, first at the start of May, and then toward the end of the quarter, were both prompted by the airing of more hawkish commentary from U.S. Treasury Secretary Janet Yellen, later echoed by some of her former colleagues at the Federal Reserve (Fed). Against this backdrop, markets saw a retracement in longer-dated government-bond yields, which had climbed sharply higher in the first quarter. This downward move was exacerbated in late June by Fed members’ comments, which caused investors to discount a weaker outlook for medium-term growth.

Reopening Underpins Broad Market Strength

Despite ongoing inflation concerns, transportation bottlenecks and labor market shortages, the reopening of the U.S. economy broadly bolstered the U.S. equity market, with all eleven sectors of the Index generating positive returns. Of course, some sectors appreciated more strongly than others. Energy led the market’s rise on the strength of rapidly increasing oil and gas prices. Financials also outperformed the broader market as rising interest rates and a steeper yield curve improved balance sheets and enhanced revenues for diversified, regional and investment banks. Robust housing demand supported residential real estate markets, although commercial real estate lagged as traffic in shopping centers and office towers remained below pre-pandemic levels, despite improvements. Information technology stocks, which had led the market’s rise in 2020, slowed their advance; however, the software, semiconductor and IT services subsectors continued to outperform. As the largest sector in the Index, information technology contributed most to the total return of the Index and fund during the period.

While no sectors generated negative returns, utilities significantly lagged the broader market. Several issues confronted the sector’s constituents. Many utility stocks, which had performed relatively well at the height of the pandemic, entered the period sporting relatively high valuations. The severe winter storm that hobbled much of Texas’ electric grid in March 2021 raised awareness of the infrastructure challenges facing the industry. Increasing oil and gas prices weighed on the earnings potential of many companies. Finally, rising interest rates made high dividend payouts, a feature of many of the sector’s stocks, less attractive. Consumer staples, another sector that had performed well in 2020, also lagged in the first half of 2021 as investors sought greater growth opportunities in other sectors.

Equities Positioned to Benefit from Continued Recovery

Although equity markets continue to face the challenges and uncertainties posed by COVID-19 variants, a heating domestic economy and lagging global partners, we believe the U.S. success in battling the pandemic has created a constructive environment for U.S. stocks.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We remain committed to managing the fund closely to reflect Index performance as events unfold.

July 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™,”and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Stock Index Fund, Inc. made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Stock Index Fund, Inc. from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.44	$2.77
Ending value (after expenses)	$1,151.30	$1,149.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.35	$2.61
Ending value (after expenses)	$1,023.46	$1,022.22
†

Expenses are equal to the fund’s annualized expense ratio of .27% for Initial Shares and .52% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.9%
Automobiles & Components - 1.9%
Aptiv	24,026	[a]	3,780,011
BorgWarner	21,472		1,042,251
Ford Motor	348,128	[a]	5,173,182
General Motors	112,605	[a]	6,662,838
Tesla	67,701	[a]	46,016,370
			62,674,652
Banks - 4.2%
Bank of America	662,136		27,299,867
Citigroup	181,253		12,823,650
Citizens Financial Group	38,700		1,775,169
Comerica	11,824		843,524
Fifth Third Bancorp	61,047		2,333,827
First Republic Bank	15,443		2,890,466
Huntington Bancshares	121,125		1,728,454
JPMorgan Chase & Co.	265,903		41,358,553
KeyCorp	87,551		1,807,928
M&T Bank	11,504		1,671,646
People's United Financial	38,126		653,480
Regions Financial	86,518		1,745,933
SVB Financial Group	4,680	[a]	2,604,092
The PNC Financial Services Group	37,182		7,092,838
Truist Financial	117,646		6,529,353
U.S. Bancorp	119,622		6,814,865
Wells Fargo & Co.	362,663		16,425,007
Zions Bancorp	13,795		729,204
			137,127,856
Capital Goods - 5.7%
3M	50,795		10,089,411
A.O. Smith	12,199		879,060
Allegion	8,254		1,149,782
AMETEK	20,060		2,678,010
Carrier Global	71,865		3,492,639
Caterpillar	48,397		10,532,639
Cummins	12,719		3,101,019
Deere & Co.	27,331		9,639,917
Dover	12,921		1,945,903
Eaton	34,813		5,158,590
Emerson Electric	53,344		5,133,827
Fastenal	51,472		2,676,544
Fortive	30,232		2,108,380
Fortune Brands Home & Security	12,458		1,240,941

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Capital Goods - 5.7% (continued)
Generac Holdings	5,416	[a]	2,248,452
General Dynamics	20,084		3,781,014
General Electric	769,279		10,354,495
Honeywell International	60,909		13,360,389
Howmet Aerospace	35,006	[a]	1,206,657
Huntington Ingalls Industries	3,633		765,655
IDEX	6,579		1,447,709
Illinois Tool Works	25,127		5,617,392
Ingersoll Rand	33,163	[a]	1,618,686
Johnson Controls International	62,539		4,292,052
L3Harris Technologies	18,121		3,916,854
Lockheed Martin	21,416		8,102,744
Masco	21,722		1,279,643
Northrop Grumman	13,070		4,750,030
Otis Worldwide	35,072		2,867,837
PACCAR	30,769		2,746,133
Parker-Hannifin	11,240		3,451,916
Pentair	14,918	[b]	1,006,816
Quanta Services	11,904		1,078,145
Raytheon Technologies	132,811		11,330,106
Rockwell Automation	10,429		2,982,903
Roper Technologies	9,340		4,391,668
Snap-on	4,748		1,060,846
Stanley Black & Decker	14,364		2,944,476
Teledyne Technologies	4,172	[a]	1,747,359
Textron	20,588		1,415,837
The Boeing Company	48,190	[a]	11,544,396
Trane Technologies	21,004		3,867,677
TransDigm Group	4,806	[a]	3,110,876
United Rentals	6,313	[a]	2,013,910
W.W. Grainger	3,824		1,674,912
Westinghouse Air Brake Technologies	15,991		1,316,059
Xylem	16,161		1,938,674
			185,058,980
Commercial & Professional Services - .8%
Cintas	7,674		2,931,468
Copart	18,651	[a]	2,458,761
Equifax	10,640		2,548,386
IHS Markit	33,475		3,771,294
Jacobs Engineering Group	11,798		1,574,089
Leidos Holdings	11,995		1,212,695
Nielsen Holdings	32,535		802,638
Republic Services	18,861		2,074,899

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Commercial & Professional Services - .8% (continued)
Robert Half International	10,267		913,455
Rollins	20,796		711,223
Verisk Analytics	14,285		2,495,875
Waste Management	33,911		4,751,270
			26,246,053
Consumer Durables & Apparel - 1.2%
D.R. Horton	28,485		2,574,189
Garmin	13,374		1,934,415
Hanesbrands	34,088		636,423
Hasbro	11,430		1,080,364
Leggett & Platt	11,447		593,069
Lennar, Cl. A	23,921		2,376,551
Mohawk Industries	5,299	[a]	1,018,415
Newell Brands	34,289		941,919
NIKE, Cl. B	111,875		17,283,569
NVR	310	[a]	1,541,723
PulteGroup	22,964		1,253,145
PVH	6,819	[a]	733,656
Ralph Lauren	4,329		509,999
Tapestry	24,883	[a]	1,081,913
Under Armour, Cl. A	16,914	[a]	357,731
Under Armour, Cl. C	16,990	[a]	315,504
VF	28,675		2,352,497
Whirlpool	5,610		1,223,092
			37,808,174
Consumer Services - 2.0%
Booking Holdings	3,632	[a]	7,947,143
Caesars Entertainment	17,947	[a]	1,862,001
Carnival	69,567	[a,b]	1,833,786
Chipotle Mexican Grill	2,492	[a]	3,863,447
Darden Restaurants	11,675		1,704,433
Domino's Pizza	3,533		1,648,109
Expedia Group	12,306	[a]	2,014,615
Hilton Worldwide Holdings	24,217	[a]	2,921,055
Las Vegas Sands	29,452	[a]	1,551,826
Marriott International, Cl. A	23,841	[a]	3,254,773
McDonald's	65,457		15,119,912
MGM Resorts International	36,763		1,567,942
Norwegian Cruise Line Holdings	30,239	[a,b]	889,329
Penn National Gaming	12,810	[a]	979,837
Royal Caribbean Cruises	19,530	[a]	1,665,518
Starbucks	103,298		11,549,749
Wynn Resorts	8,483	[a]	1,037,471

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Consumer Services - 2.0% (continued)
Yum! Brands	25,912		2,980,657
			64,391,603
Diversified Financials - 5.1%
American Express	57,006		9,419,101
Ameriprise Financial	10,061		2,503,982
Berkshire Hathaway, Cl. B	166,502	[a]	46,274,236
BlackRock	12,433		10,878,502
Capital One Financial	39,811		6,158,364
Cboe Global Markets	9,693		1,153,952
CME Group	31,417		6,681,768
Discover Financial Services	26,529		3,138,115
Franklin Resources	24,306		777,549
Intercontinental Exchange	49,203		5,840,396
Invesco	33,793		903,287
MarketAxess Holdings	3,419		1,585,014
Moody's	14,205		5,147,466
Morgan Stanley	130,497		11,965,270
MSCI	7,187		3,831,246
Nasdaq	9,918		1,743,584
Northern Trust	18,663		2,157,816
Raymond James Financial	11,099		1,441,760
S&P Global	21,330		8,754,898
State Street	30,183		2,483,457
Synchrony Financial	48,829		2,369,183
T. Rowe Price Group	19,782		3,916,243
The Bank of New York Mellon	70,298		3,601,367
The Charles Schwab	131,413		9,568,181
The Goldman Sachs Group	29,822		11,318,344
			163,613,081
Energy - 2.8%
APA	33,862		732,435
Baker Hughes	62,685		1,433,606
Cabot Oil & Gas	35,923		627,216
Chevron	169,598		17,763,695
ConocoPhillips	119,107		7,253,616
Devon Energy	51,656		1,507,839
Diamondback Energy	16,042		1,506,183
EOG Resources	50,917		4,248,514
Exxon Mobil	371,654		23,443,934
Halliburton	77,333		1,787,939
Hess	23,760		2,074,723
Kinder Morgan	174,552		3,182,083
Marathon Oil	67,602		920,739

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Energy - 2.8% (continued)
Marathon Petroleum	55,811		3,372,101
NOV	36,875	[a]	564,925
Occidental Petroleum	75,152		2,350,003
ONEOK	39,719		2,209,965
Phillips 66	38,117		3,271,201
Pioneer Natural Resources	20,553		3,340,274
Schlumberger	121,924		3,902,787
The Williams Companies	108,807		2,888,826
Valero Energy	36,567		2,855,151
			91,237,755
Food & Staples Retailing - 1.3%
Costco Wholesale	38,782		15,344,874
Sysco	45,324		3,523,941
The Kroger Company	66,040		2,529,992
Walgreens Boots Alliance	62,456		3,285,810
Walmart	120,471		16,988,820
			41,673,437
Food, Beverage & Tobacco - 3.0%
Altria Group	163,437		7,792,676
Archer-Daniels-Midland	50,135		3,038,181
Brown-Forman, Cl. B	16,370		1,226,768
Campbell Soup	18,615		848,658
Conagra Brands	41,304		1,502,640
Constellation Brands, Cl. A	14,810		3,463,911
General Mills	54,324		3,309,961
Hormel Foods	25,178		1,202,250
Kellogg	21,651	[b]	1,392,809
Lamb Weston Holdings	13,124		1,058,582
McCormick & Co.	21,738		1,919,900
Molson Coors Beverage, Cl. B	16,874	[a]	905,965
Mondelez International, Cl. A	124,064		7,746,556
Monster Beverage	33,128	[a]	3,026,243
PepsiCo	121,240		17,964,131
Philip Morris International	136,682		13,546,553
The Coca-Cola Company	340,537		18,426,457
The Hershey Company	13,228		2,304,053
The J.M. Smucker Company	10,119	[b]	1,311,119
The Kraft Heinz Company	56,202		2,291,918
Tyson Foods, Cl. A	26,616		1,963,196
			96,242,527
Health Care Equipment & Services - 6.2%
Abbott Laboratories	155,925		18,076,385
ABIOMED	3,909	[a]	1,220,038

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Health Care Equipment & Services - 6.2% (continued)
Align Technology	6,343	[a]	3,875,573
AmerisourceBergen	13,128		1,503,025
Anthem	21,633		8,259,479
Baxter International	43,815		3,527,108
Becton Dickinson & Co.	25,436		6,185,781
Boston Scientific	124,171	[a]	5,309,552
Cardinal Health	24,950		1,424,396
Centene	50,795	[a]	3,704,479
Cerner	26,081		2,038,491
Cigna	30,030		7,119,212
CVS Health	116,267		9,701,318
Danaher	55,688		14,944,432
DaVita	6,555	[a]	789,419
Dentsply Sirona	20,155		1,275,005
DexCom	8,541	[a]	3,647,007
Edwards Lifesciences	54,339	[a]	5,627,890
HCA Healthcare	22,948		4,744,270
Henry Schein	13,046	[a]	967,883
Hologic	23,042	[a]	1,537,362
Humana	11,269		4,989,012
IDEXX Laboratories	7,447	[a]	4,703,153
Intuitive Surgical	10,433	[a]	9,594,604
Laboratory Corp. of America Holdings	8,761	[a]	2,416,722
McKesson	13,740		2,627,638
Medtronic	118,016		14,649,326
Quest Diagnostics	11,244		1,483,871
ResMed	12,761		3,145,842
Steris	8,659		1,786,352
Stryker	28,692		7,452,173
Teleflex	4,067		1,634,080
The Cooper Companies	4,439		1,759,043
UnitedHealth Group	82,879		33,188,067
Universal Health Services, Cl. B	7,043		1,031,306
West Pharmaceutical Services	6,401		2,298,599
Zimmer Biomet Holdings	18,407		2,960,214
			201,198,107
Household & Personal Products - 1.5%
Church & Dwight	21,184		1,805,300
Colgate-Palmolive	75,083		6,108,002
Kimberly-Clark	29,823		3,989,721
The Clorox Company	10,755		1,934,932
The Estee Lauder Companies, Cl. A	20,226		6,433,486

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Household & Personal Products - 1.5% (continued)
The Procter & Gamble Company	214,983		29,007,656
			49,279,097
Insurance - 1.8%
Aflac	54,970		2,949,690
American International Group	75,245		3,581,662
Aon, Cl. A	19,855	[b]	4,740,580
Arthur J. Gallagher & Co.	17,245		2,415,680
Assurant	5,323		831,346
Chubb	39,331		6,251,269
Cincinnati Financial	13,422		1,565,274
Everest Re Group	3,592		905,220
Globe Life	8,525		812,006
Lincoln National	16,292		1,023,789
Loews	19,079		1,042,667
Marsh & McLennan	44,478		6,257,165
MetLife	65,317		3,909,222
Principal Financial Group	21,731		1,373,182
Prudential Financial	35,155		3,602,333
The Allstate	26,230		3,421,441
The Hartford Financial Services Group	31,275		1,938,112
The Progressive	51,513		5,059,092
The Travelers Companies	22,513		3,370,421
Unum Group	16,791		476,864
W.R. Berkley	12,445		926,281
Willis Towers Watson	11,558		2,658,571
			59,111,867
Materials - 2.6%
Air Products & Chemicals	19,344		5,564,882
Albemarle	9,548		1,608,456
Amcor	140,644		1,611,780
Avery Dennison	7,441		1,564,396
Ball	28,465		2,306,234
Celanese	9,917		1,503,417
CF Industries Holdings	19,186		987,120
Corteva	64,077		2,841,815
Dow	65,769		4,161,862
DuPont de Nemours	46,666		3,612,415
Eastman Chemical	12,457		1,454,355
Ecolab	22,158		4,563,883
FMC	11,641		1,259,556
Freeport-McMoRan	129,396		4,801,886
International Flavors & Fragrances	21,549		3,219,421
International Paper	35,262		2,161,913

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Materials - 2.6% (continued)
Linde	45,621		13,189,031
LyondellBasell Industries, Cl. A	23,054		2,371,565
Martin Marietta Materials	5,585		1,964,859
Newmont	70,655		4,478,114
Nucor	25,969		2,491,206
Packaging Corp. of America	8,373		1,133,872
PPG Industries	20,653		3,506,260
Sealed Air	12,815		759,289
The Mosaic Company	30,949		987,583
The Sherwin-Williams Company	20,924		5,700,744
Vulcan Materials	11,989		2,086,925
WestRock	23,557		1,253,704
			83,146,543
Media & Entertainment - 9.6%
Activision Blizzard	67,972		6,487,248
Alphabet, Cl. A	26,425	[a]	64,524,301
Alphabet, Cl. C	25,019	[a]	62,705,620
Charter Communications, Cl. A	12,063	[a,b]	8,702,851
Comcast, Cl. A	402,482		22,949,524
Discovery, Cl. A	14,333	[a,b]	439,736
Discovery, Cl. C	26,606	[a]	771,042
DISH Network, Cl. A	23,159	[a]	968,046
Electronic Arts	24,937		3,586,689
Facebook, Cl. A	210,542	[a]	73,207,559
Fox, Cl. A	27,874		1,034,962
Fox, Cl. B	13,885		488,752
Live Nation Entertainment	12,512	[a,b]	1,095,926
Netflix	38,919	[a]	20,557,405
News Corporation, Cl. A	36,334		936,327
News Corporation, Cl. B	9,746		237,315
Omnicom Group	19,500		1,559,805
Take-Two Interactive Software	10,456	[a]	1,850,921
The Interpublic Group of Companies	35,615		1,157,131
The Walt Disney Company	159,540	[a]	28,042,346
Twitter	70,852	[a]	4,875,326
ViacomCBS, Cl. B	50,676		2,290,555
			308,469,387
Pharmaceuticals Biotechnology & Life Sciences - 6.6%
AbbVie	154,982		17,457,172
Agilent Technologies	26,839		3,967,073
Alexion Pharmaceuticals	19,256	[a]	3,537,520
Amgen	50,376		12,279,150
Biogen	13,240	[a]	4,584,615

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.6% (continued)
Bio-Rad Laboratories, Cl. A	1,907	[a]	1,228,661
Bristol-Myers Squibb	195,900		13,090,038
Catalent	15,375	[a]	1,662,345
Charles River Laboratories International	4,454	[a]	1,647,624
Eli Lilly & Co.	69,835		16,028,529
Gilead Sciences	109,783		7,559,657
Illumina	12,768	[a]	6,041,945
Incyte	16,915	[a]	1,423,059
IQVIA Holdings	17,039	[a]	4,128,890
Johnson & Johnson	231,303		38,104,856
Merck & Co.	222,176		17,278,628
Mettler-Toledo International	2,033	[a]	2,816,396
Organon & Co.	22,483	[a]	680,336
PerkinElmer	10,040		1,550,276
Perrigo	13,029		597,380
Pfizer	491,268		19,238,055
Regeneron Pharmaceuticals	9,146	[a]	5,108,407
Thermo Fisher Scientific	34,487		17,397,657
Vertex Pharmaceuticals	22,594	[a]	4,555,628
Viatris	108,169		1,545,735
Waters	5,558	[a]	1,920,900
Zoetis	41,566		7,746,240
			213,176,772
Real Estate - 2.6%
Alexandria Real Estate Equities	11,541	[c]	2,099,770
American Tower	39,854	[c]	10,766,160
AvalonBay Communities	12,516	[c]	2,611,964
Boston Properties	12,701	[c]	1,455,408
CBRE Group, Cl. A	29,136	[a]	2,497,829
Crown Castle International	37,831	[c]	7,380,828
Digital Realty Trust	24,945	[c]	3,753,225
Duke Realty	33,352	[c]	1,579,217
Equinix	7,835	[c]	6,288,371
Equity Residential	30,712	[c]	2,364,824
Essex Property Trust	5,608	[c]	1,682,456
Extra Space Storage	11,590	[c]	1,898,674
Federal Realty Investment Trust	5,840	[c]	684,273
Healthpeak Properties	48,552	[c]	1,616,296
Host Hotels & Resorts	62,747	[a,c]	1,072,346
Iron Mountain	24,628	[b,c]	1,042,257
Kimco Realty	40,544	[c]	845,342
Mid-America Apartment Communities	10,168	[c]	1,712,495

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Real Estate - 2.6% (continued)
Prologis	65,500	[c]	7,829,215
Public Storage	13,519	[c]	4,065,028
Realty Income	31,595	[c]	2,108,650
Regency Centers	14,769	[c]	946,250
SBA Communications	9,600	[c]	3,059,520
Simon Property Group	29,090	[c]	3,795,663
UDR	26,413	[c]	1,293,709
Ventas	33,713	[c]	1,925,012
Vornado Realty Trust	14,071	[c]	656,694
Welltower	37,349	[b,c]	3,103,702
Weyerhaeuser	66,923	[c]	2,303,490
			82,438,668
Retailing - 7.0%
Advance Auto Parts	5,625		1,153,913
Amazon.com	37,675	[a]	129,608,028
AutoZone	1,889	[a]	2,818,804
Best Buy	19,390		2,229,462
CarMax	14,712	[a]	1,900,055
Dollar General	20,769		4,494,204
Dollar Tree	20,069	[a]	1,996,866
eBay	56,442		3,962,793
Etsy	11,301	[a]	2,326,198
Genuine Parts	12,937		1,636,142
L Brands	21,095		1,520,106
LKQ	25,107	[a]	1,235,767
Lowe's	61,977		12,021,679
O'Reilly Automotive	6,077	[a]	3,440,858
Pool	3,463		1,588,340
Ross Stores	31,088		3,854,912
Target	43,358		10,481,363
The Gap	19,500		656,175
The Home Depot	93,369		29,774,440
The TJX Companies	105,539		7,115,439
Tractor Supply	10,445		1,943,397
Ulta Beauty	4,721	[a]	1,632,380
			227,391,321
Semiconductors & Semiconductor Equipment - 5.7%
Advanced Micro Devices	107,442	[a]	10,092,027
Analog Devices	32,237		5,549,922
Applied Materials	80,445		11,455,368
Broadcom	35,826		17,083,270
Enphase Energy	11,681	[a]	2,144,982
Intel	354,412		19,896,690

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Semiconductors & Semiconductor Equipment - 5.7% (continued)
KLA	13,613		4,413,471
Lam Research	12,488		8,125,942
Maxim Integrated Products	23,968	[a]	2,525,268
Microchip Technology	24,329		3,643,024
Micron Technology	99,210	[a]	8,430,866
Monolithic Power Systems	3,420		1,277,199
NVIDIA	54,727		43,787,073
NXP Semiconductors	23,869		4,910,331
Qorvo	9,762	[a]	1,909,935
Qualcomm	98,936		14,140,922
Skyworks Solutions	14,346		2,750,846
Teradyne	14,554		1,949,654
Texas Instruments	81,020		15,580,146
Xilinx	21,592		3,123,067
			182,790,003
Software & Services - 13.9%
Accenture, Cl. A	55,771		16,440,733
Adobe	41,966	[a]	24,576,968
Akamai Technologies	14,056	[a]	1,638,930
Ansys	7,756	[a]	2,691,797
Autodesk	19,234	[a]	5,614,405
Automatic Data Processing	37,572		7,462,551
Broadridge Financial Solutions	10,366		1,674,420
Cadence Design Systems	24,811	[a]	3,394,641
Citrix Systems	10,680		1,252,444
Cognizant Technology Solutions, Cl. A	45,911		3,179,796
DXC Technology	21,582	[a]	840,403
Fidelity National Information Services	54,289		7,691,123
Fiserv	52,058	[a]	5,564,480
FLEETCOR Technologies	7,501	[a]	1,920,706
Fortinet	11,785	[a]	2,807,069
Gartner	7,451	[a]	1,804,632
Global Payments	26,109		4,896,482
International Business Machines	78,329		11,482,248
Intuit	23,957		11,743,003
Jack Henry & Associates	6,845		1,119,226
Mastercard, Cl. A	76,814		28,044,023
Microsoft	661,970		179,327,673
NortonLifeLock	52,265		1,422,653
Oracle	159,289		12,399,056
Paychex	28,685		3,077,901
Paycom Software	4,269	[a]	1,551,653

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Software & Services - 13.9% (continued)
PayPal Holdings	103,159	[a]	30,068,785
PTC	8,297	[a]	1,172,034
salesforce.com	81,273	[a]	19,852,556
ServiceNow	17,388	[a]	9,555,575
Synopsys	13,586	[a]	3,746,883
The Western Union Company	36,990		849,660
Tyler Technologies	3,632	[a]	1,643,008
Verisign	8,573	[a]	1,951,986
Visa, Cl. A	148,589	[b]	34,743,080
			447,202,583
Technology Hardware & Equipment - 7.6%
Amphenol, Cl. A	52,069		3,562,040
Apple	1,378,729		188,830,724
Arista Networks	4,972	[a]	1,801,405
CDW	12,331		2,153,609
Cisco Systems	369,861		19,602,633
Corning	69,268		2,833,061
F5 Networks	5,312	[a]	991,538
Hewlett Packard Enterprise	117,102		1,707,347
HP	105,153		3,174,569
IPG Photonics	3,099	[a]	653,176
Juniper Networks	29,613		809,916
Keysight Technologies	16,062	[a]	2,480,133
Motorola Solutions	15,177		3,291,132
NetApp	20,237		1,655,791
Seagate Technology Holdings	18,047		1,586,873
TE Connectivity	29,458		3,983,016
Trimble	20,716	[a]	1,695,190
Western Digital	27,282	[a]	1,941,660
Zebra Technologies, Cl. A	4,781	[a]	2,531,492
			245,285,305
Telecommunication Services - 1.5%
AT&T	626,552		18,032,167
Lumen Technologies	88,546		1,203,340
T-Mobile US	51,296	[a]	7,429,200
Verizon Communications	363,376		20,359,957
			47,024,664
Transportation - 1.9%
Alaska Air Group	11,811	[a]	712,321
American Airlines Group	58,039	[a,b]	1,231,007
C.H. Robinson Worldwide	12,193		1,142,118
CSX	200,404		6,428,960
Delta Air Lines	57,176	[a]	2,473,434

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Transportation - 1.9% (continued)
Expeditors International of Washington	15,200		1,924,320
FedEx	21,575		6,436,470
J.B. Hunt Transport Services	7,549		1,230,110
Kansas City Southern	7,946		2,251,658
Norfolk Southern	21,876		5,806,109
Old Dominion Freight Line	8,234		2,089,789
Southwest Airlines	52,923	[a]	2,809,682
Union Pacific	58,252		12,811,362
United Airlines Holdings	26,794	[a,b]	1,401,058
United Parcel Service, Cl. B	63,851		13,279,092
			62,027,490
Utilities - 2.4%
Alliant Energy	22,394		1,248,689
Ameren	22,213		1,777,929
American Electric Power	44,187		3,737,778
American Water Works	15,747		2,427,085
Atmos Energy	11,178		1,074,318
CenterPoint Energy	48,866		1,198,194
CMS Energy	25,378		1,499,332
Consolidated Edison	30,239		2,168,741
Dominion Energy	71,242		5,241,274
DTE Energy	17,353		2,248,949
Duke Energy	67,296		6,643,461
Edison International	34,401		1,989,066
Entergy	18,170		1,811,549
Evergy	20,340		1,229,146
Eversource Energy	29,795		2,390,751
Exelon	86,867		3,849,077
FirstEnergy	48,943		1,821,169
NextEra Energy	171,997		12,603,940
NiSource	35,072		859,264
NRG Energy	21,813		879,064
Pinnacle West Capital	10,098		827,733
PPL	68,929		1,927,944
Public Service Enterprise Group	45,353		2,709,388
Sempra Energy	27,973		3,705,863
The AES	58,092		1,514,458
The Southern Company	92,535		5,599,293
WEC Energy Group	28,259		2,513,638
Xcel Energy	47,685		3,141,488
			78,638,581
Total Common Stocks (cost $771,811,745)			3,193,254,506

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
0.03%, 5/19/2022		241,000	[d,e]	240,862
0.01%, 12/2/2021		260,000	[d,e]	259,948
Total Short-Term Investments (cost $500,910)				500,810
	1-Day Yield (%)	Shares
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $39,051)	0.05	39,051	[f]	39,051

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,067,323)	0.01	1,067,323	[f]	1,067,323
Total Investments (cost $773,419,029)		99.0%		3,194,861,690
Cash and Receivables (Net)		1.0%		33,052,684
Net Assets		100.0%		3,227,914,374

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2021, the value of the fund’s securities on loan was $61,980,014 and the value of the collateral was $63,834,712, consisting of cash collateral of $1,067,323 and U.S. Government & Agency securities valued at $62,767,389.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.0
Health Care	12.8
Consumer Discretionary	12.2
Financials	11.2
Communication Services	11.0
Industrials	8.5
Consumer Staples	5.8
Energy	2.8
Materials	2.6
Real Estate	2.6
Utilities	2.4
Investment Companies	.1
Government	.0
99.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20 ($)	Purchases ($)†	Sales ($)	Value 6/30/21 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	25,721,600	213,640,217	(239,322,766)	39,051.0	7,561
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	1,462,673	13,032,374	(13,427,724)	1,067,323.1	69,103††
Total	27,184,273	226,672,591	(252,750,490)	1,106,374.1	76,664

† Included reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

June 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	163	9/17/2021	34,943,845	34,952,090	8,245
Gross Unrealized Appreciation				8,245

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $61,980,014)—Note 1(c):
Unaffiliated issuers	772,312,655	3,193,755,316
Affiliated issuers	1,106,374	1,106,374
Receivable for investment securities sold		45,518,554
Dividends and securities lending income receivable		1,896,749
Receivable for shares of Common Stock subscribed		934,529
Cash collateral held by broker—Note 4		200,000
Receivable for futures variation margin—Note 4		10,974
Prepaid expenses		16,429
		3,243,438,925
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		700,246
Cash overdraft due to Custodian		12,392
Note payable—Note 2		12,600,000
Liability for securities on loan—Note 1(c)		1,067,323
Payable for shares of Common Stock redeemed		990,436
Directors’ fees and expenses payable		15,665
Interest payable—Note 2		420
Other accrued expenses		138,069
		15,524,551
Net Assets ($)		3,227,914,374
Composition of Net Assets ($):
Paid-in capital		766,310,136
Total distributable earnings (loss)		2,461,604,238
Net Assets ($)		3,227,914,374

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	3,022,415,791	205,498,583
Shares Outstanding	43,080,001	2,924,273
Net Asset Value Per Share ($)	70.16	70.27

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,014 foreign taxes withheld at source):
Unaffiliated issuers	22,210,081
Affiliated issuers	7,561
Income from securities lending—Note 1(c)	69,103
Interest	258
Total Income	22,287,003
Expenses:
Management fee—Note 3(a)	3,732,809
Distribution fees—Note 3(b)	248,549
Directors’ fees and expenses—Note 3(d)	88,379
Professional fees	55,718
Prospectus and shareholders’ reports	46,485
Loan commitment fees—Note 2	41,027
Chief Compliance Officer fees—Note 3(c)	7,862
Shareholder servicing costs—Note 3(c)	5,945
Registration fees	3,897
Interest expense—Note 2	843
Miscellaneous	64,193
Total Expenses	4,295,707
Investment Income—Net	17,991,296
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	63,108,828
Net realized gain (loss) on futures	4,351,687
Net Realized Gain (Loss)	67,460,515
Net change in unrealized appreciation (depreciation) on investments	347,444,490
Net change in unrealized appreciation (depreciation) on futures	(440,628)
Net Change in Unrealized Appreciation (Depreciation)	347,003,862
Net Realized and Unrealized Gain (Loss) on Investments	414,464,377
Net Increase in Net Assets Resulting from Operations	432,455,673

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	17,991,296	39,743,050
Net realized gain (loss) on investments	67,460,515	142,547,472
Net change in unrealized appreciation (depreciation) on investments	347,003,862	254,958,429
Net Increase (Decrease) in Net Assets Resulting from Operations	432,455,673	437,248,951
Distributions ($):
Distributions to shareholders:
Initial Shares	(148,166,160)	(190,467,079)
Service Shares	(10,118,268)	(13,439,481)
Total Distributions	(158,284,428)	(203,906,560)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	218,922,144	531,679,211
Service Shares	892,060	7,861,241
Distributions reinvested:
Initial Shares	148,166,160	190,467,079
Service Shares	10,118,268	13,439,481
Cost of shares redeemed:
Initial Shares	(319,215,566)	(668,391,379)
Service Shares	(19,244,930)	(35,899,939)
Increase (Decrease) in Net Assets from Capital Stock Transactions	39,638,136	39,155,694
Total Increase (Decrease) in Net Assets	313,809,381	272,498,085
Net Assets ($):
Beginning of Period	2,914,104,993	2,641,606,908
End of Period	3,227,914,374	2,914,104,993
Capital Share Transactions (Shares):
Initial Shares
Shares sold	3,301,694	9,433,682
Shares issued for distributions reinvested	2,275,000	4,161,926
Shares redeemed	(4,793,247)	(12,123,173)
Net Increase (Decrease) in Shares Outstanding	783,447	1,472,435
Service Shares
Shares sold	13,357	154,812
Shares issued for distributions reinvested	155,246	294,503
Shares redeemed	(286,676)	(640,318)
Net Increase (Decrease) in Shares Outstanding	(118,073)	(191,003)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2021	Year Ended December 31,
Initial Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	64.27	59.95	48.98	53.48	45.86	43.42
Investment Operations:
Investment income—net[a]	.40	.88	.96	.89	.85	.83
Net realized and unrealized gain (loss) on investments	9.04	8.01	13.79	(3.27)	8.79	4.04
Total from Investment Operations	9.44	8.89	14.75	(2.38)	9.64	4.87
Distributions:
Dividends from investment income—net	(.39)	(.90)	(.95)	(.90)	(.85)	(.88)
Dividends from net realized gain on investments	(3.16)	(3.67)	(2.83)	(1.22)	(1.17)	(1.55)
Total Distributions	(3.55)	(4.57)	(3.78)	(2.12)	(2.02)	(2.43)
Net asset value, end of period	70.16	64.27	59.95	48.98	53.48	45.86
Total Return (%)	15.13[b]	18.01	31.18	(4.63)	21.53	11.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.27[c]	.27	.27	.27	.27	.27
Ratio of net investment income to average net assets	1.20[c]	1.57	1.75	1.65	1.71	1.91
Portfolio Turnover Rate	2.47[b]	3.58	2.94	3.69	2.90	3.87
Net Assets, end of period ($ x 1,000)	3,022,416	2,718,274	2,447,498	2,089,485	2,344,944	2,001,468

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Service Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	64.37	60.03	49.05	53.54	45.91	43.47
Investment Operations:
Investment income—net[a]	.32	.74	.82	.76	.72	.72
Net realized and unrealized gain (loss) on investments	9.05	8.02	13.80	(3.27)	8.81	4.04
Total from Investment Operations	9.37	8.76	14.62	(2.51)	9.53	4.76
Distributions:
Dividends from investment income—net	(.31)	(.75)	(.81)	(.76)	(.73)	(.77)
Dividends from net realized gain on investments	(3.16)	(3.67)	(2.83)	(1.22)	(1.17)	(1.55)
Total Distributions	(3.47)	(4.42)	(3.64)	(1.98)	(1.90)	(2.32)
Net asset value, end of period	70.27	64.37	60.03	49.05	53.54	45.91
Total Return (%)	14.98[b]	17.71	30.84	(4.85)	21.22	11.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52[c]	.52	.52	.52	.52	.52
Ratio of net investment income to average net assets	.95[c]	1.32	1.50	1.40	1.46	1.66
Portfolio Turnover Rate	2.47[b]	3.58	2.94	3.69	2.90	3.87
Net Assets, end of period ($ x 1,000)	205,499	195,831	194,109	172,424	208,762	200,670

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Stock Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, which serves as the fund’s index manager (the “Index Manager”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	3,193,254,506	-	-	3,193,254,506
Investment Companies	1,106,374	-	-	1,106,374
U.S. Treasury Securities	-	500,810	-	500,810
Other Financial Instruments:
Futures††	8,245	-	-	8,245

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of New York Mellon earned $9,421 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $43,438,887 and long-term capital gains $160,467,673. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2021 was approximately $138,674 with a related weighted average annualized rate of 1.23%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..245% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to an index-management agreement (the “Index Agreement”), the Adviser has agreed to pay the Index Manager a monthly index-management fee at the annual rate of .095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, the Index Manager pays the custodian for its services to the fund.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2021, Service shares were charged $248,549 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of ..25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2021, Initial shares were charged 4,282 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $1,530 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $645,869, Distribution Plan fees of $41,795, Shareholder Services Plan fees of $1,000, Chief Compliance Officer fees of $7,862 and transfer agency fees of $3,720.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended June 30, 2021, amounted to $74,602,389 and $130,104,885, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended June 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2021:

Average Market Value ($)
Equity futures	24,997,036

At June 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $2,421,450,906, consisting of $2,440,447,400 gross unrealized appreciation and $18,996,494 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the

Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the state law cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

In March 2021, the Acting Solicitor General (“ASG”) filed a brief expressing the views of the United States on the cert. petition filed in the state law cases. Although the ASG’s position was that the Second Circuit erred when holding that the Section 546(e) safe harbor in the bankruptcy code preempted the plaintiffs’ state-law  fraudulent transfer claims, and that the Second Circuit’s interpretation of “financial institution” as used in Section 546(e) would likely render the Supreme Court’s decision in Merit Management a practical nullity, the ASG nonetheless recommended denying certiorari as to both issues. Regarding the preemption issue, the ASG recommended denying certiorari primarily because it believed the issue would arise very infrequently, and because there is no circuit split regarding the general presumption against preemption.  Regarding the “financial institution” issue, the ASG recommended denying certiorari primarily to allow other courts to analyze the issue before it is taken up by the Supreme Court, and because the state law cases present a poor vehicle for deciding the issue due to the lack of a factual record pertaining to the “financial institution” issue.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari, thus bringing a permanent end to the state law cases as pleaded. As a result, we will not report on the state law cases going forward.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the

Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

As of April 2021, the Trustee’s assertion of intentional fraudulent transfer claims (which were dismissed by the trial court) and the Trustee’s request for leave to amend its complaint to add constructive fraudulent transfer claims (which was also denied by the trial court) are still pending on appeal before the Second Circuit.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND INDEX MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Index Management Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Index Manager”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Index Manager. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Index Manager. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of pure index S&P 500 index funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”)

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND INDEX MANAGEMENT AGREEMENTS (Unaudited) (continued)

and with a broader group of funds consisting of all S&P 500 index funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all other S&P 500 index funds underlying VIPs with similar
12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Index Manager the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the three-, four-, five- and ten-year periods), except the one-year period when the fund’s total return performance was one basis point below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and index management services provided by the Adviser and the Index Manager, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median (lowest in the Expense Group) and approximately equal to the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Index Manager or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Index Manager in relation to the fee payable to the Adviser by the fund and the respective services provided by the Index Manager and the Adviser. The Board also took into consideration that the Index Manager’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Index Manager, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Index Manager pursuant to the Index Management Agreement, the Board did not consider the Index Manager’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Index Manager from acting as investment adviser and index manager, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Index Manager are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND INDEX MANAGEMENT AGREEMENTS (Unaudited) (continued)

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Index Manager continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Index Manager, of the Adviser and the Index Manager and the services provided to the fund by the Adviser and the Index Manager. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Stock Index Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Index Manager

Mellon Investments Corporation

BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0763SA0621

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Index Fund, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: August 5, 2021

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 5, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)